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                                                                     EXHIBIT 4.1

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                                   [GRAPHIC]


        COMMON STOCK               [PICTURE]             COMMON STOCK
          NUMBER                                           SHARES

        CX__________


  INCORPORATED UNDER THE LAWS                       THIS CERTIFICATE IS
     OF THE STATE OF OHIO                             TRANSFERABLE IN
                                                     NEW YORK, NEW YORK


                          LANCASTER COLONY CORPORATION        CUSIP 513847 10 3
        SEE LEGEND ON REVERSE SIDE

THIS IS TO CERTIFY THAT        [BLANK BOX]              SEE REVERSE SIDE FOR
                                                        CERTAIN DEFINITIONS



IS THE OWNER OF              [END BLANK BOX]

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF
                          LANCASTER COLONY CORPORATION
                              CERTIFICATE OF STOCK
transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions, and limitations of the Certificate of Incorporation and all amendments thereto. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        DATED:

    /s/ John L. Boylan                               /s/ John B. Gerlach, Jr.
    ------------------                               ------------------------
             TREASURER                                              PRESIDENT


                          LANCASTER COLONY CORPORATION
                                      Seal
                                 State of Ohio


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, N.Y.)
                        TRANSFER AGENT AND REGISTRAR

BY

                                AUTHORIZED SIGNATURE


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                          LANCASTER COLONY CORPORATION

     Lancaster Colony Corporation (the "Company") will furnish without charge to each shareholder who so requests the designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. Requests may be directed to the Secretary of the Company.

     This certificate also evidences and entitles the holder to certain Rights as set forth in a Rights Agreement between the Company and The Huntington National Bank (the "Rights Agent") dated as of April 20, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge after receipt of a written request therefor.

     Transfer of the shares represented by this Certificate is subject to the provisions of Article TENTH of the Company's Articles of Incorporation as the same may be in effect from time to time. Upon written request delivered to the Secretary of the Company at its principal place of business, the Company will mail to the holder of the Certificate a copy of such provisions without charge within five (5) days after receipt of written request therefor. By accepting this Certificate the holder hereof acknowledges that it is accepting same subject to the provisions of said Article TENTH as the same may be in effect from time to time and covenants with the Company and each shareholder thereof from time to time to comply with the provisions of said Article TENTH as the same may be in effect from time to time.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM - as tenants in common                    UNIF GIFT MIN ACT - _______ Custodian _______
        TEN ENT - as tenants by the entireties                                (Cust)            (Minor)
        JT TEN  - as joint tenants with right                                 under Uniform Gifts to Minors
                  of survivorship and not                                     Act _________________________
                  as tenants in common                                                    (State)

                Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]


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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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---------------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_________________________

          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


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